UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 17, 1999


                            SCHICK TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in its Charter)


State of Delaware                  000-22673                 11-3374812
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)


                                31-00 47th Avenue
                        Long Island City, New York 11101

               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (718) 937-5765


                       (Former Name or Former Address, if
                           Changed Since Last Report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (b)  New independent accountants

     The Registrant engaged Grant Thornton LLP as its new independent accountants as of September 17, 1999. During the two most recent fiscal years and through September 17, 1999, the Registrant has not consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided by Grant Thornton LLP that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SCHICK TECHNOLOGIES, INC.
                                          -------------------------
                                                (Registrant)



Date:  September 24, 1999                 By: /s/  David B. Schick

                                          David B. Schick
                                          President and Chief Executive Officer